Exhibit 99.2 third quarter 2022 earnings presentation august 4, 2022 nasdaq: ocsl

Forward Looking Statements & Legal Disclosures Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Fund Advisors, LLC (together with its affiliates, “Oaktree”) to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; the ability of Oaktree and its affiliates to attract and retain highly talented professionals; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2021 and our quarterly reports on Form 10-Q for the quarter ended June 30, 2022. Other factors that could cause actual results to differ materially include: changes or potential disruptions in our operations, the economy, financial markets or political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine), natural disasters or the COVID-19 pandemic; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; general considerations associated with the COVID-19 pandemic; the ability to realize the anticipated benefits of the merger of Oaktree Strategic Income Corporation (“OCSI”) with and into us (the “Merger”); and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Unless otherwise indicated, data provided herein are dated as of June 30, 2022. 1

Highlights for the Quarter Ended June 30, 2022 • $0.17 per share as compared with $0.18 per share for the quarter ended March 31, 2022 adjusted net • GAAP net investment income was $0.22 per share, unchanged from $0.22 per share for the quarter ended March 31, 2022 1 investment income • The slight decrease in adjusted net investment income was primarily related to higher interest expense from rising interest rates and lower original issue discount acceleration from investment exits • $6.89 as compared with $7.26 as of March 31, 2022 net asset value per share • Decrease primarily due to unrealized losses related to wider credit spreads impacting the valuation of the portfolio • Declared a cash distribution of $0.17 per share, an increase of 3% from the prior quarter and 17% from one year ago dividend • Ninth consecutive quarter with a distribution increase • Distribution will be payable on September 30, 2022 to stockholders of record as of September 15, 2022 • $132 million of new investment commitments investment • 9.2% weighted average yield on new debt investments activity • $130 million of new investment fundings and received $130 million of proceeds from prepayments, exits, other paydowns and sales • $2.6 billion at fair value diversified across 151 portfolio companies • 9.3% weighted average yield on debt investments, up from 8.8% as of March 31, 2022 investment portfolio • 88% of debt portfolio was floating rate • No investments on non-accrual status • 1.08x net debt to equity ratio, as compared with 1.02x as of March 31, 2022 capital structure • $34 million of cash and $455 million of undrawn capacity on credit facilities & liquidity • Increased target debt to equity ratio from 0.85x to 1.00x to 0.90x to 1.25x to provide the Company with increased capacity to opportunistically deploy capital 2 1 See page 22 for a description of this non-GAAP measure.

Portfolio Summary portfolio characteristics portfolio composition (At fair value) (As % of total portfolio at fair value; $ in millions) 4% First Lien – $1,796 2% 7% $2.6bn 151 Second Lien – $426 total investments portfolio companies 17% Unsecured – $64 Equity – $110 70% Joint Ventures – $170 9.3% $128mm 2, 3 top ten sub-industries weighted average yield on median debt portfolio 1 debt investments company ebitda (As % of total portfolio at fair value) Application Software 15.7% Pharmaceuticals 4.7% Data Processing & Outsourced Services 4.4% Biotechnology 4.0% Health Care Technology 3.8% 87% 0 Industrial Machinery 3.0% senior secured non-accruals Internet & Direct Marketing Retail 2.8% debt investments Aerospace & Defense 2.8% Specialized Finance 2.7% Fertilizers & Agricultural Chemicals 2.5% As of June 30, 2022 Note: Numbers may not sum due to rounding. 1 Excludes investments in negative EBITDA borrowers, structured products and recurring revenue software businesses. 2 Based on GICS sub-industry classification. 3 Excludes multi-sector holdings, which is primarily composed of investments in Senior Loan Fund JV I LLC (the “Kemper JV”) and OCSI Glick JV (the “Glick JV”), joint ventures that invest primarily in senior secured loans of middle market companies. 3

Portfolio Diversity 1 diversity by investment size portfolio by industry (As % of total portfolio at fair value) (As % of total portfolio at fair value) Industry % of Portfolio Joint Ventures Software 16.2% 7% Top 10 Investments IT Services 6.9 19% Pharmaceuticals 4.7 Specialty Retail 4.2 Biotechnology 4.0 Chemicals 3.9 Health Care Providers & Services 3.8 Health Care Technology 3.8 Next 15 Diversified Financial Services 3.7 Investments 20% Real Estate Management & Development 3.1 Remaining 124 Investments Machinery 3.0 54% Internet & Direct Marketing Retail 2.8 Remaining 30 Industries 33.2 Joint Ventures 6.6 OCSL’s portfolio is diverse across borrowers and industries As of June 30, 2022 Note: Numbers may not sum due to rounding. 1 Based on GICS industry classification. 4

Investment Activity new investment highlights historical funded originations and exits ($ in millions) $500 $416 400 $132mm $130mm 300 $241 $235 $236 $202 $180 $171 new investment new investment $165 200 $130 $130 1 commitments fundings 100 0 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 1 2 New Funded Investments Investment Exits 9.2% 100% new investment composition weighted average yield on also held by other new debt commitments oaktree funds (As % of new investment commitments; $ in millions) 0.1% 19% First Lien – $100 $88mm $44mm Second Lien – $6 5% new investment new investment Unsecured Debt – $25 commitments in new commitments in existing portfolio companies portfolio companies 76% Equity – $0.1 Note: Numbers rounded to the nearest million or percentage point and may not sum as a result. 1 New funded investments includes drawdowns on existing delayed draw and revolver commitments. 2 Investment exits includes proceeds from prepayments, exits, other paydowns and sales. 5

Investment Activity (continued) new investment commitment detail ($ in millions) Security Type Market Investment Number of Unsecured & Private Primary Secondary Avg. Secondary Fiscal Quarter Commitments Deals First Lien Second Lien Other Placement (Public) (Public) Purchase Price 2Q2020 $273 39 $210 $21 $42 $141 $58 $75 83% 3Q2020 261 18 177 8 76 154 71 35 74 4Q2020 148 10 123 25 0.5 90 57 2 96 1Q2021 286 21 196 90 -- 181 84 22 93 2Q2021 318 20 253 44 21 245 63 10 93 3Q2021 178 10 141 25 12 104 70 5 97 4Q2021 385 20 350 13 23 304 79 2 100 1Q2022 300 21 220 77 2 227 73 -- N/A 2Q2022 228 25 163 17 48 162 26 40 96 3Q2022 132 28 100 6 25 63 5 63 91 Note: Numbers may not sum due to rounding. Excludes any positions originated, purchased and sold within the same quarter. 6

(Weighed Average Price) Investing In Response to Changing Market Conditions investment commitments: public vs. privates $160 110% 140 100% 120 100 90% 80 80% 60 40 $75 70% $63 20 $40 $35 $22 $2 $10 $2 $5 0 60% 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/30/2022 6/30/2022 1 Secondary Market Purchases Average Loan Price Our investment approach involves dynamically investing in public credit opportunities in response to changing market conditions 1 Source: Morningstar LSTA US Leveraged Loan 100 Index. 7 ($ in Millions)

Financial Highlights As of ($ and number of shares in thousands, except per share amounts) 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 GAAP Net Investment Income per Share $0.22 $0.22 $0.18 $0.18 $0.20 1 Adjusted Net Investment Income per Share $0.17 $0.18 $0.17 $0.16 $0.19 Net Realized and Unrealized Gains (Losses), Net of Taxes per Share $(0.43) $(0.14) $0.04 $0.02 $0.06 1 Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes per Share $(0.41) $(0.12) $0.06 $0.05 $0.09 Earnings (Loss) per Share $(0.21) $0.08 $0.22 $0.20 $0.26 1 Adjusted Earnings (Loss) per Share $(0.21) $0.08 $0.22 $0.20 $0.26 Distributions per Share $0.165 $0.160 $0.155 $0.145 $0.130 NAV per Share $6.89 $7.26 $7.34 $7.28 $7.22 Weighted Average Shares Outstanding 183,370 181,598 180,381 180,361 180,361 Shares Outstanding, End of Period 183,374 183,205 180,469 180,361 180,361 Investment Portfolio (at Fair Value) $2,565,389 $2,644,775 $2,588,623 $2,556,629 $2,339,301 Cash and Cash Equivalents $34,306 $39,366 $43,765 $29,334 $84,689 Total Assets $2,689,378 $2,756,682 $2,699,939 $2,636,387 $2,462,708 2 Total Debt Outstanding $1,356,606 $1,363,660 $1,285,461 $1,268,743 $1,104,099 Net Assets $1,263,529 $1,330,376 $1,325,061 $1,312,823 $1,302,414 Total Debt to Equity Ratio 1.10x 1.05x 0.98x 0.97x 0.86x Net Debt to Equity Ratio 1.08x 1.02x 0.95x 0.95x 0.79x 3 Weighted Average Interest Rate on Debt Outstanding 3.2% 2.5% 2.3% 2.4% 2.4% 1 See page 22 for a description of the non-GAAP measures. 2 Net of unamortized financing costs. 3 Includes effect of the interest rate swap agreement the Company entered into in connection with the issuance of the 2027 Notes. 8

Portfolio Highlights As of ($ in thousands, at fair value) 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 Investments at Fair Value $2,565,389 $2,644,775 $2,558,623 $2,556,629 $2,339,301 Number of Portfolio Companies 151 146 140 138 135 Average Portfolio Company Debt Investment Size $16,700 $17,700 $18,500 $18,700 $17,600 Asset Class: First Lien 70.0% 69.0% 69.7% 69.1% 67.6% Second Lien 16.6 17.3 17.7 17.6 19.1 Unsecured Debt 2.5 2.1 1.0 1.7 1.4 Equity 4.3 4.5 4.2 4.2 3.9 Limited Partnership Interests -- -- 0.0 0.0 0.0 Joint Venture Interests 6.6 7.1 7.4 7.4 8.1 Interest Rate Type for Debt Investments: % Floating-Rate 87.8% 89.0% 91.6% 91.5% 91.4% % Fixed-Rate 12.2 11.0 8.4 8.5 8.6 Yields: 1 Weighted Average Yield on Debt Investments 9.3% 8.8% 8.7% 8.7% 8.4% Cash Component of Weighted Average Yield on Debt Investments 8.2 7.6 7.5 7.4 7.1 2 Weighted Average Yield on Total Portfolio Investments 9.0 8.4 8.3 8.3 8.0 Note: Numbers may not sum due to rounding. 1 Annual stated yield earned plus net annual amortization of OID or premium earned on accruing investments, including the Company's share of the return on debt investments in the Kemper JV and Glick JV, and excluding any amortization or accretion of interest income resulting solely from the cost basis established by ASC 805 for the assets acquired in connection with the Merger. See page 22 for a description of the non-GAAP financial measures. 2 Annual stated yield earned plus net annual amortization of OID or premium earned on accruing investments and dividend income, including the Company's share of the return on debt investments in the Kemper JV and Glick JV, and excluding any amortization or accretion of interest income resulting solely from the cost basis established by ASC 805 for the assets acquired in connection with the Merger. See page 22 for a description of the non-GAAP financial measures. 9

Investment Activity As of ($ in thousands) 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 New Investment Commitments $131,900 $227,900 $299,900 $385,000 $178,400 1 New Funded Investment Activity $130,000 $236,200 $240,800 $416,400 $165,300 Proceeds from Prepayments, Exits, Other Paydowns and Sales $129,900 $180,100 $235,000 $201,800 $170,600 2 Net New Investments $100 $56,100 $5,800 $214,600 $(5,300) New Investment Commitments in New Portfolio Companies 12 16 12 14 9 New Investment Commitments in Existing Portfolio Companies 16 9 9 6 1 Portfolio Company Exits 7 10 10 11 11 Weighted Average Yield at Cost on New Debt Investment Commitments 9.2% 8.7% 8.1% 8.6% 9.2% 1 New funded investment activity includes drawdowns on existing revolver commitments. 2 Net new investments consists of new funded investment activity less proceeds from prepayments, exits, other paydowns and sales. 10

Net Asset Value Per Share Bridge adjusted net realized and unrealized adjusted nii gains (losses), net of taxes $8.00 $0.17 ($0.41) ($0.01) ($0.04) 7.50 $0.22 ($0.47) $0.04 $0.01 $0.05 ($0.165) 7.00 6.50 6.00 $7.26 5.50 $6.89 $6.89 5.00 4.50 4.00 3/31/22 NAV GAAP Net Interest Income Part II Incentive Net Unrealized Net Realized Gain Net Realized & Part II Incentive Distributions 6/30/22 NAV 1 Investment Accretion Related Fee Appreciation / / (Loss) Unrealized Loss Fee 1 Income to Merger (Depreciation) Related to Merger Accounting Accounting Adjustments Adjustments Note: Net asset value per share amounts are based on the shares outstanding at each respective quarter end. Net investment income per share, net unrealized appreciation / (depreciation), and net realized gain / (loss) are based on the weighted average number of shares outstanding for the period. Numbers may not sum due to rounding. See page 22 for a description of the non-GAAP measures. 1 Excludes reclassifications of net unrealized appreciation / (depreciation) to net realized gains / (losses) as a result of investments exited during the quarter. 11

Capital Structure Overview funding sources ($ in millions) 0.90x to 1.25x Principal target leverage ratio Committed Outstanding Interest Rate Maturity Syndicated Credit Facility $1,000 $575 LIBOR + 2.00% 5/4/2026 1 Citibank Facility 200 170 LIBOR + 1.25%-2.25% 11/18/2024 2025 Notes 300 300 3.500% 2/25/2025 Investment 2 2027 Notes 350 350 2.700% (LIBOR + 1.658%) 1/15/2027 Grade Rated Cash and Cash Equivalents -- (34) -- -- by moody’s and fitch Total $1,850 $1,361 Weighted Average Interest Rate 3.2% Net Debt to Equity Ratio 1.08x 47% unsecured maturities borrowings ($ in millions) $1,000 $425 500 $489mm $30 $575 3 $350 $300 available liquidity $170 0 2022 2023 2024 2025 2026 2027 2028 Credit Facility Drawn Credit Facility Undrawn Unsecured Debt Diverse and flexible sources of debt capital with no near-term maturities As of June 30, 2022 Note: Numbers may not sum due to rounding. 1 The interest rate on outstanding borrowings is LIBOR plus 1.25%-2.20% on broadly syndicated loans subject to observable market depth and LIBOR plus 2.25% on all other eligible loans. 2 The Company entered into an interest rate swap agreement under which the Company receives a fixed interest rate of 2.700% and pays a floating rate of the three-month LIBOR plus 1.658% on a notional 12 amount of $350 million. 3 Liquidity was composed of $34.3 million of unrestricted cash and cash equivalents and $455.0 million of undrawn capacity under the credit facilities (subject to borrowing base and other limitations).

Funding and Liquidity Metrics leverage utilization liquidity overview ($ in millions) ($ in millions) $2,000 $1,850 $1,850 $1,850 9/30/2021 12/31/2021 3/31/2022 6/30/2022 $1,750 1,800 Credit Facilities Committed $1,100 $1,200 $1,200 $1,200 $455 $455 1,600 $550 $470 Credit Facilities Drawn (630) (650) (745) (745) 1,400 Cash and Cash Equivalents 29 44 39 34 1,200 Total Liquidity 499 594 494 489 1,000 1 Total Unfunded Commitments (216) (246) (195) (183) 800 Unavailable Unfunded 62 43 42 56 $1,395 $1,395 $1,300 $1,280 2 600 Commitments 400 Adjusted Liquidity $345 $391 $342 $362 200 0 3 Ample liquidity to support funding needs 9/30/2021 12/31/2021 3/31/2022 6/30/2022 Total Debt Outstanding Undrawn Capacity 9/30/2021 12/31/2021 3/31/2022 6/30/2022 Cash $29 $44 $39 $34 Net Assets $1,313 $1,325 $1,330 $1,264 Net Leverage 0.95x 0.95x 1.02x 1.08x Total Leverage 0.97x 0.98x 1.05x 1.10x 1 Excludes unfunded commitments to the Kemper JV and Glick JV. 2 Includes unfunded commitments ineligible to be drawn due to certain limitations in credit agreements. 3 As of June 30, 2022, we have analyzed cash and cash equivalents, availability under our credit facilities, the ability to rotate out of certain assets and amounts of unfunded commitments that could be drawn and believe our liquidity and capital resources are sufficient to take advantage of market opportunities in the current economic climate. 13

Strategic Joint Ventures are Accretive to Earnings ocsl’s joint ventures are income-enhancing vehicles that primarily invest in senior secured loans of middle market companies and other corporate debt securities Key Attributes of Joint Ventures: • Equity ownership: 87.5% OCSL and 12.5% joint venture partner • Shared voting control: 50% OCSL and 50% joint venture partner kemper jv characteristics glick jv characteristics (At fair value) (At fair value) $119mm 4.6% $51mm 2.0% ocsl’s investments % of ocsl’s ocsl’s investments % of ocsl’s in the kemper jv portfolio in the glick jv Portfolio $3.3mm 10.1% $1.5mm 10.8% net investment return on ocsl’s net investment return on ocsl’s 1 3 2 3 income investment, annualized income investment, annualized combined portfolio summary portfolio company wtd. avg. debt portfolio investment portfolio first lien count yield leverage ratio $472mm 95% 59 7.1% 1.5x As of June 30, 2022 1 Represents OCSL’s 87.5% share of the Kemper JV’s net investment income (excluding subordinated note interest expense) earned during the quarter ended June 30, 2022. 14 2 Represents OCSL’s 87.5% share of the Glick JV’s net investment income (excluding subordinated note interest expense) earned during the quarter ended June 30, 2022. 3 Calculated as OCSL’s share of each respective joint venture’s net investment income annualized, divided by the fair value of OCSL’s investments in each joint venture as of March 31, 2022.

Compelling Performance Under Oaktree Management nav and cumulative distributions paid per share $10.00 9.00 $1.71 $1.87 $1.55 8.00 $1.41 $2.03 $1.28 $1.16 $1.05 7.00 $0.75 $0.66 $0.56 $0.47 $0.94 $0.37 $0.18 $0.28 $0.09 6.00 $0.85 5.00 $7.34 $7.22 $7.28 $7.26 $7.09 4.00 $6.85 $6.89 $6.60 $6.60 $6.61 $6.55 $6.49 $6.19 $6.09 $6.09 $5.95 $5.87 $5.81 $5.34 3.00 2.00 1.00 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 1 NAV Per Share Cumulative Distributions Paid Per Share 2 OCSL has generated an 10.0% annualized return on equity under Oaktree management 1 Cumulative distributions declared and paid from December 31, 2017 through June 30, 2022. 2 Annualized return on equity calculated as the change in net asset value plus distributions paid from December 31, 2017 through June 30, 2022. 15

Strong Earnings and Dividend Growth adjusted net investment income per share and roe dividends declared per share ($ in millions) ($ in millions) 1 10% increase from September 30, 2021 9.5% LTM return on adjusted NII $0.20 $0.18 $0.170 $0.165 $0.18 $0.160 $0.17 $0.155 $0.17 0.18 0.16 $0.16 0.16 0.14 0.14 0.12 0.12 0.10 0.10 0.08 0.08 0.06 0.06 0.04 0.04 0.02 0.02 0.00 0.00 9/30/21 12/31/21 3/31/22 6/30/22 9/30/21 12/31/21 3/31/22 6/30/22 Adjusted Net Investment Income Per Share Dividends Declared Per Share OCSL has delivered strong earnings and dividend growth over the last year Note: Please refer to page 22 for a description of adjusted net investment income, which is a non-GAAP financial measure. GAAP net investment income per share was $0.22, $0.22, $0.18 and $0.18 for the quarters ended June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively. 16 1 Calculated as reported adjusted net investment income per share divided by beginning NAV per share.

Opportunities to Increase Return on Equity 4 1 2 3 continue rotating into positioned for operate within new optimize higher-yielding target leverage range rising interest rates joint ventures investments • Revised target debt to • 88% of the portfolio at fair • Opportunity to improve the • Opportunity to increase equity ratio to 0.90x to value was composed of portfolio’s yield by rotating underlying joint venture 1.25x from 0.85x to 1.00x floating rate debt out of lower-yielding portfolio yields by rotating to provide the Company investments investments into higher- into higher-yielding with increased capacity to yielding, proprietary loans investments • An increase in base rates invest in attractive or discounted secondary – $60 million of above weighted average opportunities amid the market purchases investments with interest interest rate floor of 0.84% current market rates equal to or below may positively impact net • $37 million at fair value of environment LIBOR + 3.75% in both investment income senior secured loans with 2 joint ventures • Net debt to equity was interest rates at or below 2 1.08x as of June 30, 2022 LIBOR + 4.50% • Ample dry powder with $455 million of undrawn capacity under credit 1 facilities As of June 30, 2022 1 Subject to borrowing base and other limitations. 2 For senior secured loans that have a cost basis above 92.5%. 17

Appendix

Non-Core Investment Portfolio Detail non-core investment portfolio characteristics non-core portfolio composition (At fair value; $ in millions) debt investments $120 • $38 million at fair value in two companies 100 $77 80 • Received a $7 million paydown on one investment during the Equity Investments quarter ended June 30, 2022 60 $39 Debt Investments 40 equity investments 20 $38 • $39 million at fair value in 11 companies 0 6/30/2022 1 non-core portfolio progression (At fair value; $ in millions) $1,200 63% of Non-Core Portfolio: 1,000 portfolio 91% reduction since September 30, 2017 800 600 $893 400 3% of 200 portfolio $324 $205 $128 $134 $77 0 9/30/17 9/30/18 9/30/19 9/30/20 9/30/21 6/30/22 Note: Numbers may not sum due to rounding. 1 Excludes investments in the Kemper JV and Glick JV. 19

Quarterly Statement of Operations For the three months ended 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 ($ in thousands) investment income Interest income $54,728 $57,019 $55,450 $55,094 $51,999 PIK interest income 5,178 4,674 4,663 4,960 4,597 Fee income 2,275 1,905 912 645 7,823 Dividend income 956 700 3,916 3,101 1,019 GAAP total investment income 63,137 64,298 64,941 63,800 65,438 Less: Interest income accretion related to merger accounting adjustments (2,188) (4,008) (2,848) (5,571) (5,060) Adjusted total investment income 60,949 60,290 62,093 58,229 60,378 expenses Base management fee 9,819 10,082 9,952 9,768 8,905 Part I incentive fee 6,497 6,704 6,457 6,015 6,990 Part II incentive fee (6,796) (3,746) 1,751 1,629 2,837 Interest expense 11,870 9,908 9,400 9,032 8,823 1 Other operating expenses 2,127 2,002 2,528 2,627 2,343 Total expenses 23,517 24,950 30,008 29,071 29,898 Reversal of fees waived (fees waived) (750) (750) (750) (750) (750) Net expenses 22,767 24,200 29,338 28,321 29,148 (Provision) benefit for taxes on net investment income -- -- (3,308) (2,437) (358) GAAP net investment income 40,370 40,098 32,295 33,042 35,932 Less: Interest income accretion related to merger accounting adjustments (2,188) (4,008) (2,848) (5,571) (5,060) Add: Part II incentive fee (6,796) (3,746) 1,751 1,629 2,837 Adjusted net investment income $31,386 $32,344 $31,198 $29,100 $33,709 Note: See page 22 for a description of the non-GAAP measures. 1 Includes professional fees, directors fees, administrator expense and general and administrative expenses. 20

Quarterly Statement of Operations (continued) For the three months ended 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 ($ in thousands, except per share amounts) net realized and unrealized gains (losses) Net unrealized appreciation (depreciation) $(86,755) $(27,038) $(4,586) $(2,098) $3,917 Net realized gains (losses) 9,212 1,402 9,321 3,739 8,610 (Provision) benefit for taxes on realized and unrealized gains (losses) (661) (21) 2,378 1,878 (1,421) GAAP net realized and unrealized gains (losses), net of taxes $(78,204) $(25,657) $7,113 $3,519 $11,106 Less: Net realized and unrealized losses (gains) related to merger accounting 2,188 4,008 2,846 5,569 5,045 adjustments Adjusted net realized and unrealized gains (losses), net of taxes $(76,016) $(21,649) $9,959 $9,088 $16,151 GAAP net increase (decrease) in net assets resulting from operations $(37,384) $14,441 $39,408 $36,561 $47,038 Less: Interest income accretion related to merger accounting adjustments (2,188) (4,008) (2,848) (5,571) (5,060) Less: Net realized and unrealized losses (gains) related to merger accounting 2,188 4,008 2,846 5,569 5,045 adjustments Adjusted earnings (loss) $(37,834) $14,441 $39,406 $36,559 $47,023 per share data: GAAP total investment income $0.34 $0.35 $0.36 $0.35 $0.36 Adjusted total investment income 0.33 0.33 0.34 0.32 0.33 GAAP net investment income 0.22 0.22 0.18 0.18 0.20 Adjusted net investment income 0.17 0.18 0.17 0.16 0.19 GAAP net realized and unrealized gains (losses), net of taxes (0.43) (0.14) 0.04 0.02 0.06 Adjusted net realized and unrealized gains (losses), net of taxes (0.41) (0.12) 0.06 0.05 0.09 GAAP net increase/decrease in net assets resulting from operations (0.21) 0.08 0.22 0.20 0.26 Adjusted earnings (loss) (0.21) 0.08 0.22 0.20 0.26 Weighted average common shares outstanding 183,370 181,598 180,381 180,361 180,361 Shares outstanding, end of period 183,374 183,205 180,469 180,361 180,361 21 Note: See page 22 for a description of the non-GAAP measures.

Non-GAAP Disclosures On March 19, 2021, the Company completed the Merger. The Merger was accounted for as an asset acquisition in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues ( ASC 805 ). The consideration paid to OCSI’s stockholders was allocated to the individual assets acquired and liabilities assumed based on the relative fair values of the net identifiable assets acquired other than non-qualifying assets, which established a new cost basis for the acquired OCSI investments under ASC 805 that, in aggregate, was significantly lower than the historical cost basis of the acquired OCSI investments prior to the Merger. Additionally, immediately following the completion of the Merger, the acquired OCSI investments were marked to their respective fair values under ASC 820, Fair Value Measurements, which resulted in unrealized appreciation. The new cost basis established by ASC 805 on debt investments acquired will accrete over the life of each respective debt investment through interest income, with a corresponding adjustment recorded to unrealized appreciation on such investment acquired through its ultimate disposition. The new cost basis established by ASC 805 on equity investments acquired will not accrete over the life of such investments through interest income and, assuming no subsequent change to the fair value of the equity investments acquired and disposition of such equity investments at fair value, the Company will recognize a realized gain with a corresponding reversal of the unrealized appreciation on disposition of such equity investments acquired. On March 19, 2021, in connection with the closing of the Merger, OCSL entered into an amended and restated investment advisory agreement (the “A&R Advisory Agreement”) with Oaktree. The A&R Advisory Agreement amended and restated the existing investment advisory agreement, dated as of May 4, 2020, by and between the Company and Oaktree to (1) waive an aggregate of $6 million of base management fees otherwise payable to Oaktree in the two years following the closing of the Merger at a rate of $750,000 per quarter (with such amount appropriately prorated for any partial quarter) and (2) revise the calculation of the incentive fees to eliminate certain unintended consequences of the accounting treatment of the Merger on the incentive fees payable to Oaktree. The Company’s management uses the non-GAAP financial measures described above internally to analyze and evaluate financial results and performance and to compare its financial results with those of other business development companies that have not adjusted the cost basis of certain investments pursuant to ASC 805. The Company’s management believes Adjusted Total Investment Income , Adjusted Total Investment Income Per Share , Adjusted Net Investment Income and Adjusted Net Investment Income Per Share are useful to investors as an additional tool to evaluate ongoing results and trends for the Company without giving effect to the accretion income resulting from the new cost basis of the OCSI investments acquired in the Merger because these amounts do not impact the fees payable to Oaktree under the A&R Advisory Agreement, and specifically as its relates to Adjusted Net Investment Income and Adjusted Net Investment Income Per Share , without giving effect to Part II incentive fees. In addition, the Company’s management believes that “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes”, “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes Per Share”, “Adjusted Earnings (Loss)” and “Adjusted Earnings (Loss) Per Share” are useful to investors as they exclude the non-cash income/gain resulting from the Merger and used by management to evaluate the economic earnings of its investment portfolio. Moreover, these metrics align the Company's key financial measures with the calculation of incentive fees payable to Oaktree under with the A&R Advisory Agreement (i.e., excluding amounts resulting solely from the lower cost basis of the acquired OCSI investments established by ASC 805 that would have been to the benefit of Oaktree absent such exclusion). 22 contact us: visit us: Investor Relations oaktreespecialtylending.com Michael Mosticchio (212) 284-1900 ocsl-ir@oaktreecapital.com